SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report (Date of earliest event reported) June 24, 2014

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

                               Delaware                                                                0-11720                               52-1206400
                 (State or Other Jurisdiction                           (Commission File Number)            (I.R.S. Employer
                         of Incorporation)                             Identification No.)

3524 Airport Road
        Maiden, North Carolina 28650
(Address of Principal Executive Offices)
 (Zip Code)

                                   (828) 464-8741
 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2014, John Parry, Chief Financial Officer and Vice President-Finance, Treasurer and Secretary of Air T, Inc. (the “Company”), notified the Company of his decision to resign from his employment and all offices with the Company to pursue other opportunities.  Mr. Parry stated that his resignation would be effective July 23, 2014, subject to any mutually agreeable change to that schedule to accommodate the transition of his duties.  .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2014

AIR T, INC.

By: /s/ Nick Swenson
Nick Swenson, President-and Chief Executive Officer